Restructuring costs and similar items (Tables)	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Summary of Restructuring Costs and Similar Items
Restructuring costs and similar items comprise the following:

(€ million)	June 30, 2026 (6 months)	June 30, 2025 (6 months)
Employee-related expenses	284	201
Charges, gains or losses on assets (a)	179	109
Costs of transformation programs	10	80
Other (b)	90	40
Total	563	430
(a) This line consists of impairment losses and accelerated depreciation charges related to closed or divested sites (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.
(b) This line includes transaction, integration and separation costs in connection with material acquisitions or divestitures amounting to €73 million for the first half of 2026, mainly related to the Dynavax acquisition (see note B.1.).